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                                  Exhibit 32.1

       Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                     Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of ComBanc, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003 (the "Report"), I, Jason R. Thornell, AVP/Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

                  (1)      The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jason R. Thornell
---------------------
Jason R. Thornell, AVP/Controller

November 12, 2003

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